UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report

 (Date of earliest event reported):

December 16, 2011

COVER-ALL TECHNOLOGIES INC.

(Exact name of Registrant as Specified in its Charter)

Delaware

0-13124

13-2698053

(State or Other Jurisdiction

(Commission

(IRS Employer

of Incorporation)

File Number)

Identification No.)

55 Lane Road, Fairfield, New Jersey 07004

(Address of Principal Executive Offices)

Registrant's telephone number, including area code

(973) 461-5200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events.

On December 16, 2011, Cover-All Technologies Inc., a Delaware corporation (the “Company”), issued a press release announcing that its Board of Directors has authorized a share buyback of up to 1,000,000 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), or approximately 4% of the Company’s outstanding Common Stock, in accordance with Rule 10b-18 of the Securities Exchange Act of 1934, as amended.

Stock repurchases under this program may be made through open market transactions, negotiated purchases or otherwise, at times and in such amounts as management and the Board of Directors deem appropriate.  The timing and actual number of shares repurchased will depend on a variety of factors including price, financing and regulatory requirements and other market conditions.  This stock repurchase program may be limited, suspended or terminated at any time without prior notice.

A copy of the Company’s press release dated December 16, 2011 announcing the share repurchase plan is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

99.1

Press Release, dated December 16, 2011.

[signature on following page]

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVER-ALL TECHNOLOGIES INC.

Date:  December 16, 2011

By:

   /s/ Ann Massey_____________________

     Ann Massey, Chief Financial Officer

Index to Exhibits

Exhibit No.	Description
Exhibit 99.1	Press Release, dated December 16, 2011.